Exhibit 99.8

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-E

KEY PERFORMANCE FACTORS
August 31, 1998



        Expected B Maturity                         09/16/2002


        Blended Coupon                               5.8976%



        Excess Protection Level
          3 Month Average  5.35%
          August, 1998  6.29%
          July, 1998  5.10%
          June, 1998  4.65%


        Cash Yield                                  19.08%


        Investor Charge Offs                        5.09%


        Base Rate                                   7.70%


        Over 35 Day Delinquency                     5.00%


        Seller's Interest                           11.64%


        Total Payment Rate                          14.21%


        Total Principal Balance                     $37,775,682,964.86


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,395,888,446.37